EXHIBIT 10.10

MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT (this “Master Lease”) is entered into and effective as of November 25, 2019, by and among the tenants set forth on Schedule 1 attached hereto and made a part hereof (each a “Tenant”, and collectively, the “Tenants”) and the landlords set forth on Schedule 2 attached hereto and made a part hereof (each a “Landlord”, and collectively, the “Landlords”).

RECITALS

A. Each Landlord and each Tenant is a party to one or more of those certain leases set forth on Schedule 3 annexed hereto and made a part hereof (each such lease, a “Lease”, and collectively, the “Leases”), pursuant to which each applicable Tenant leases from each applicable Landlord the premises described in each such Lease (each such premises, a “Premises”), pursuant to the terms and subject to the limitations and conditions set forth in the applicable Lease.

B. Le Cirque Rouge, LP, a Delaware limited partnership (“Treehouse”) and LCR SLP, LLC, a Delaware limited liability company (“Medmen”) each are the owners of certain direct and indirect beneficial interests in the Landlords. Medmen is an affiliate of the Tenants.

C. Concurrently with the execution and delivery of this Master Lease, Treehouse is purchasing and acquiring from Medmen, and Medmen is selling and conveying to Treehouse, certain of the beneficial interests owned by Medmen in the Landlords (such beneficial interests, the “Medmen Interests”, and such transaction, the “Equity Transaction”).

D. As a condition to Treehouse’s agreement to purchase and acquire the Medmen Interests from Medmen pursuant to the Equity Transaction, Treehouse requires that the Tenants and the Landlords agree to modify the terms of the Leases to provide that, effective as of the date of this Master Lease and the consummation of the Equity Transaction, the Leases shall constitute one unitary, indivisible, non-severable true lease of all of the Premises.

E. The Tenants and the Landlords have agreed to so modify the terms of the Leases pursuant to and in accordance with the terms set forth in this Master Lease. The Landlords, as subsidiaries of Treehouse, and the Tenants, as affiliates of Medmen, will derive substantial direct and indirect benefit from the consummation of the Equity Transaction and the consummation of the transactions contemplated under this Master Lease.

NOW THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, each Tenant and each Landlord hereby covenants and agrees as follows:

ARTICLE 1

DEMISE OF PREMISES; UNITARY LEASE

1.1 Demise of Premises. Each Landlord, for and in consideration of the rents to be paid and the covenants and agreements contained to be kept and performed by each Tenant under each applicable Lease, hereby demises and leases to each Tenant, and each Tenant hereby lets and takes from each Landlord, the Premises described in the Lease to which each Landlord and each Tenant is a party. Notwithstanding the foregoing, the leasehold estate of each Tenant under this Master Lease shall be limited only to the leasehold estate of such Tenant in the Premises described in the Lease to which such Tenant is a party, and no Tenant shall have any estate or interest (leasehold or otherwise) in any of the other Premises covered by this Master Lease.

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1.2 Unitary Lease. Subject to the terms and provisions of this Master Lease, effective as of the date hereof, the Leases are hereby amended and modified to constitute one unitary, indivisible, non-severable true lease of all the Premises and shall not constitute separate leases; provided that the terms and provisions contained in each Lease shall continue in full force and effect to the extent not modified by this Master Lease. The use of the expression “unitary lease” is not merely for convenient reference. It is the conscious choice of a substantive appellation to express the intent of each Landlord and each Tenant in regard to an integral part of this transaction, which is to accomplish the creation of an indivisible lease. Each Landlord and each Tenant agrees that from an economic point of view all the Premises constitute one economic unit, and that the rent due under the Leases, the rent due hereunder, and all other provisions of this Master Lease and the Leases shall collectively constitute a single, composite, inseparable transaction. Except as expressly provided in this Master Lease for specific purposes (and in such cases only to the extent expressly so stated), Landlords and Tenants agree that the provisions of this Master Lease shall at all times be construed, interpreted and applied such that the intention of Landlords and Tenants to create a unitary lease shall be preserved and maintained.

1.3 Bankruptcy. Landlords and Tenants agree that for the purposes of any assumption, rejection or assignment of this Master Lease or any of the Leases under 11 U.S.C. Section 365 or any amendment or successor section thereof, or any comparable applicable provisions of state law, this Master Lease (including the Leases incorporated herein) is one indivisible and non-severable lease dealing with and covering one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) of the Premises.

ARTICLE 2

TERM; RENT

2.1 Term. The term of this Master Lease applicable to each of the Premises shall be the term set forth in the applicable Lease with respect to such Premises. Upon expiration or earlier termination of the terms of all of the Leases covered by this Master Lease, this Master Lease shall terminate (except for such terms and provisions contained in this Master Lease and the Leases that expressly survive pursuant to the terms of the applicable Lease and this Master Lease). Upon expiration or earlier termination of any individual Lease, the Landlord and Tenant identified in such Lease shall be released from this Master Lease (except for such terms and provisions contained in such Lease that expressly survive pursuant to the terms of the applicable Lease and this Master Lease), and the Premises identified in such Lease shall be deleted as “Premises” under this Master Lease.

2.2 Rent. Each Tenant shall pay to the Landlord under the Lease to which such Tenant is a party all rent due under such Lease at the time and in the manner required pursuant to the terms and provisions set forth in such Lease.

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2.3 Other Terms and Conditions. Each Tenant and each Landlord shall perform all of the obligations and covenants of such Tenant and such Landlord set forth in the Lease to which each such Landlord and such Tenant is a party at the time and in the manner required pursuant to the terms and provisions set forth in such Lease.

2.4 Addition of Other Leases. It is contemplated by Treehouse that Treehouse will acquire certain direct or indirect beneficial interests in the entities set forth on Schedule 4 attached hereto and made a part hereof (each an “Additional Landlord”), which Additional Landlord now owns or may hereafter acquire ownership of the real property set forth on such Schedule 4 (each an “Additional Premises”). The Additional Premises is now or may hereafter be subject to a lease (each an “Additional Lease”) with a tenant that is an affiliated entity of Medmen (each an “Additional Tenant”). In the event that Treehouse acquires such direct or indirect beneficial interests in any Additional Landlord after the date hereof, and such Additional Landlord is the owner of Additional Premises that is subject to an Additional Lease, such Additional Lease shall be added as “Lease” under this Master Lease that shall be subject to the terms and provisions of this Master Lease, such Additional Premises shall be added as “Premises” under this Master Lease, such Additional Landlord shall be added as a “Landlord” under this Master Lease and such Additional Tenant shall be added as a “Tenant” under this Master Lease. Each Tenant agrees to execute and deliver, upon consummation of the transactions described in this Section 2.4, a modification of this Master Lease if requested by Landlords to effectuate the foregoing.

ARTICLE 3

MODIFICATION OF LEASES; INCORPORATION OF LEASE PROVISIONS

3.1 Modification of Leases. This Master Lease amends and modifies each of the Leases solely to the extent of the terms set forth in this Master Lease; provided that except as expressly modified by the terms and provisions of this Master Lease or otherwise set forth in Schedule 3, the terms and provisions of each Lease have not been modified and remain in full force and effect.

3.2 Incorporation of Lease Provisions. Subject to the terms and provisions of this Master Lease (including, without being limited to, the terms and provisions of Article 4 governing the exercise of remedies by Landlords and limitations on the liability of each of the Tenants and Landlords), each of the terms and provisions of each Lease (as expressly modified by this Master Lease) are hereby incorporated herein by reference as if set forth in this Master Lease in full, provided that the terms and provisions of each such Lease shall be applicable only to the Landlord, Tenant and Premises described in such Lease. In the event that the term of this Master Lease shall expire or terminate with respect to any Tenant or any Premises in accordance with Section 2.1, the terms and provisions of the applicable Lease shall cease to be incorporated in this Master Lease pursuant to this Section 3.2, except to the extent such terms and provisions survive pursuant to terms and provisions of the applicable Lease.

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ARTICLE 4

EVENTS OF DEFAULT; LIMITATIONS ON LIABILITY

4.1 Events of Default; Remedies.

(a) A “Default” by any Tenant under a Lease with respect to the obligation of such Tenant to pay rent under the terms and provisions of the Lease to which such Tenant is a party shall constitute an event of default under this Master Lease (a “Rent Default”) if such Tenant or other Tenant fails to cure such Rent Default within six (6) business days after written notice by Landlord to all Tenants under this Master Lease. With respect to any Rent Default, (i) provided that both the defaulting Tenant and each of the other Tenants is afforded the opportunity to cure such Rent Default within such six (6) business day period, and (ii) such Rent Default is not cured within such six (6) business day period, then, such Rent Default shall constitute a “Breach” (as defined in the Leases) by all of the Tenants under all of the Leases, and the Landlords shall have the right to enforce any or all of the terms and provisions of each Lease against the Tenant under such Lease and (b) enforce all remedies of the Landlords under the terms and provisions of the Leases and this Master Lease. Notwithstanding the foregoing, no Tenant’s liability under this Master Lease shall exceed an amount of liability that would render the obligations of such Tenant under this Master Lease subject to avoidance as fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law.

(b) With respect to any default by any Tenant under the terms and provisions of the Lease to which such Tenant is a party that is not a Rent Default (an “Other Default”), no Tenant shall have any liability or obligations with respect to such Other Default other than the defaulting Tenant under the Lease giving rise to such Other Default. Notwithstanding anything to contrary provided in this Master Lease or any Lease, no Landlord may exercise any right or remedy against any Tenant with respect to any Other Default other than the defaulting Tenant under the Lease to which such Landlord is a party and which gives rise to such Other Default.

4.2 Security Deposits. Any security deposit delivered by any Tenant pursuant to the terms of any Lease shall be the sole property of such Tenant (subject to the terms and provisions contained in the applicable Lease) and shall be held by the Landlord under the applicable Lease in accordance with the terms and provisions of such Lease. Each Landlord may exercise such rights and remedies with respect to such security deposit in accordance with the terms and provisions of the Lease to which such Landlord is a party, but no Landlord may exercise any rights or remedies with respect to any security deposit delivered by any Tenant under a Lease to which such Landlord is not a party.

4.3 Limitations on Liability. Without limiting the generality of any limitations on any Landlord’s liability set forth in any Lease to which such Landlord is a party, no Landlord shall have any liability or obligations with respect to the terms and provisions contained in any Lease or to the Tenant thereunder or the Premises described therein, except to the extent that such Landlord is a party to such Lease. Notwithstanding anything to contrary provided in this Master Lease or any Lease, (a) no Tenant may exercise any right or remedy against any Landlord other than the Landlord under the Lease to which such Tenant is a party, and (b) there shall be absolutely no personal liability on the part of any Landlord, its beneficiaries, trustees, members, partners, officers, directors, agents, employees, and/or disclosed or undisclosed principals with respect to any of the terms, covenants and conditions of this Master Lease or contained in any Lease, and each Tenant shall look solely to the equity of applicable Landlord in the Premises described in the Lease to which such Landlord is a party for the satisfaction of each and every remedy of Tenant in the event of any breach by such Landlord of any of the terms, covenants and conditions of contained in the applicable Lease, such exculpation of personal liability to be absolute and without any exception whatsoever.

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ARTICLE 5

ASSIGNMENT AND SUBLETTING

5.1 Assignment and Subletting. No Tenant may assign, sublet, sell, transfer, mortgage, hypothecate or otherwise convey its interest in this Master Lease or its leasehold estate in any Premises (in each case, a “Transfer”), in whole or in part, except in accordance with the terms and provisions of the Lease to which such Tenant is a party. Notwithstanding the foregoing, with respect to any Transfer to an affiliate of such Tenant, the effectiveness of such Transfer shall also be conditioned upon such transferee’s execution of a joinder to this Master Lease assuming in writing all of the obligations of the transferring Tenant under this Master Lease.

5.2 Transfer of Landlord’s Interest in the Premises. To the extent any Lease provides that the “Landlord” under such Lease shall be the owner of the applicable Premises at the time in question, upon transfer by any Landlord of ownership of any Premises, the transferee of such ownership shall succeed to such transferring Landlord’s interest in this Master Lease. To the extent the terms and provisions contained in any Lease provide that any transferring Landlord shall be relieved of further obligation under such Lease upon transfer of ownership of the applicable Premises (and subject to any liabilities that expressly survive such transfer of ownership pursuant to the terms of the applicable Lease and any other conditions set forth therein), such transferring Landlord shall also be relieved of liability under this Master Lease.

ARTICLE 6

MISCELLANEOUS

6.1 Severability. Each covenant and agreement contained in this Master Lease shall be construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by any of the Landlords shall not discharge or relieve any Tenant from such Tenant's obligation to observe and perform each and every covenant and agreement of this Master Lease to be observed and performed by such Tenant. If any term or provision of this Master Lease or the application thereof to any person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Master Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected, and each term and provision of this Master Lease shall be valid and enforceable to the maximum extent permitted by law.

6.2 Governing Law. This Master Lease shall be construed and enforced with respect to each Premises in accordance with the governing law expressly stated in the applicable Lease subject to the dispute, and if no governing law is expressly stated, the internal laws of the state in which such Premises is located without regarding to principals or conflicts of laws. To the extent that a dispute arising out of or related to this Master Lease involves multiple Premises located in different states (including but not limited to a dispute affecting all of the Premises), the laws of the State of Delaware shall apply, without regard to choice of law principles.

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6.3 Counterparts. This Master Lease may be executed and delivered in several counterparts, each of which shall constitute an original and which, when taken together, shall constitute but one instrument. Counterparts executed and delivered via email in portable document format (or similar electronic format) shall have the same force and effect as an original for all purposes under this Master Lease.

6.4 Amendments. This Master Lease may not be amended, modified or terminated except by a writing executed and delivered by each Landlord and each Tenant party hereto.

6.5 Successors and Assigns. All covenants, conditions and obligations contained in this Master Lease shall be binding upon and inure to the benefit of the respective permitted successors and assigns of each Landlord and each Tenant to the same extent as if such permitted successor and assign were named as a party to this Master Lease. The defined terms (a) “Landlord” and “Landlords” and (b) “Tenant” and “Tenants” shall include the respective successors and assigns of each applicable party to the extent permitted pursuant to Article 5.

6.6 Representations and Warranties of Landlords and Tenants.

(a) Each Tenant hereby represents and warrants as of the date hereof that (i) such Tenant has the requisite power and authority to execute and deliver this Master Lease, (ii) this Master Lease and the terms and provisions of the Lease to which such Tenant is a party are in full force and effect, and (iii) to such Tenant’s actual and consciousknowledge without inquiry or reasonable investigation (but excluding any constructive knowledge), there exists no default, or any event that with the giving of notice or the passage of time, or both, could reasonably be expected to give rise to any default, in the performance by the applicable Landlord under the Lease to which such Tenant is a party.

(b) Each Landlord hereby represents and warrants as of the date hereof that to such Landlord’s actual and conscious knowledge without inquiry or reasonable investigation (but excluding any constructive knowledge), there exists no default, or any event that with the giving of notice or the passage of time, or both, could reasonably be expected to give rise to any default, in the performance by the applicable Tenant under the Lease to which such Landlord is a party.

6.7 Notices. All notices to be delivered to any party under this Master Lease shall be delivered in accordance with the terms and provisions contained in the Lease to which such party is a party, at the address for such party set forth in the applicable Lease (as such address has been or hereafter may be changed pursuant to the terms and provisions of the applicable Lease). Notwithstanding the foregoing or anything in the Leases to the contrary, effective as of the date of this Master Lease, all notices to be delivered to one or more Tenants under this Master Lease or any of the Leases shall be delivered to the following addresses:

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c/o Medmen

5880 W. Jefferson Boulevard

Los Angeles, California 90016

Attention: [Intentionally Omitted]

with a copy to:

Raines Feldman LLP

1800 Avenue of the Stars, 12th Floor

Los Angeles, California 90067

Attention: Andrew Raines, Esq.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the Landlords and the Tenants have executed this Master Lease as of the date and year first above written.

LANDLORD:

LCR 106-110 SOUTH ROBERTSON, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

LCR 410-416 LINCOLN, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

[LANDLORD SIGNATURE PAGE]

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LCR 37 CLEMATIS STREET, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

LCR 2009 NE 2ND, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

LCR 2141 WRIGHT, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

[LANDLORD SIGNATURE PAGE]

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LCR 3025 HIGHLAND, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

LCR 3180 ERIE BOULEVARD EAST, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

LCR 5125 CONVOY, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

[LANDLORD SIGNATURE PAGE]

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LCR 11190 SAN JOSE, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

LCR 12000 TRUCKEE CANYON, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

LCR 13300 LITTLE MORONGO, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

[LANDLORD SIGNATURE PAGE]

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LCR 25540 COUNTY ROAD, LLC, a Delaware limited liability company

By:	Le Cirque Rouge, LP, a Delaware limited partnership, its Sole Member

	By:	Treehouse Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Raymond J. Lewis
	Name:	Raymond J. Lewis
	Title:	President & CEO

[LANDLORD SIGNATURE PAGE]

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TENANTS:

MME CYON RETAIL, INC.,
a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

THE COMPASSION NETWORK,
a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

MME FLORIDA, LLC,
a Florida limited liability company

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

THE SOURCE SANTA ANA,
a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

MMOF VEGAS RETAIL 2, INC.,
a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

[TENANT SIGNATURE PAGE]

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MEDMEN NY, INC.,
a New York corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

MMOF SAN DIEGO RETAIL, INC.,
a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

MMNV2 HOLDINGS I, LLC,
a Nevada limited liability company

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

DESERT HOT SPRINGS GREEN HORIZONS, INC.,
a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

[TENANT SIGNATURE PAGE]

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SCHEDULE 1

TENANTS

1.	MME CYON Retail, Inc., a California corporation (“Robertson Tenant”).

2.	The Compassion Network, a California corporation (“Lincoln Tenant”).

3.	MME Florida, LLC, a Florida limited liability company (“Florida Tenant”).

4.	The Source Santa Ana, a California corporation (“Wright Tenant”).

5.	MMOF Vegas Retail 2, Inc., a Nevada corporation (“Highland Tenant”).

6.	Medmen NY, Inc., a New York corporation (“Erie Tenant”).

7.	MMOF San Diego Retail, Inc., a California corporation (“Convoy Tenant”).

8.	MMNV2 Holdings I, LLC, a Nevada limited liability company (“Truckee Tenant”).

9.	Desert Hot Springs Green Horizons, Inc., a California corporation (“Morongo Tenant”).

Schedule 1

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SCHEDULE 2

LANDLORDS

1.	LCR 106-120 South Robertson, LLC, a Delaware limited liability company (“Robertson Landlord”).

2.	LCR 410-416 Lincoln, LLC, a Delaware limited liability company (“Lincoln Landlord”).

3.	LCR 37 Clematis, LLC, a Delaware limited liability company (“Clematis Landlord”).

4.	LCR 2009 NE 2ND , LLC, a Delaware limited liability company (“NE 2nd Landlord”).

5.	LCR 2141 Wright, LLC, a Delaware limited liability company (“Wright Landlord”).

6.	LCR 3025 Highland, LLC, a Delaware limited liability company (“Highland Landlord”).

7.	LCR 3180 Erie Boulevard East, LLC, a Delaware limited liability company (“Erie

Landlord”).

8.	LCR 5125 Convoy, LLC, a Delaware limited liability company (“Convoy Landlord”).

9.	LCR 11190 San Jose, LLC, a Delaware limited liability company (“San Jose Landlord”).

10.	LCR 12000 Truckee Canyon, LLC, a Delaware limited liability company (“Truckee Landlord”).

11.	LCR 13300 Little Morongo, LLC, a Delaware limited liability company (“Morongo

Landlord”).

12.	LCR 25540 County Road, LLC, a Delaware limited liability company (“Eustis Landlord”).

Schedule 2

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SCHEDULE 3

LEASES

1.	Retail Lease dated January 18, 2019 between Robertson Tenant and Robertson Landlord.

2.	Retail Lease dated January 18, 2019 between Lincoln Tenant and Lincoln Landlord.

3.	Lease dated August 28, 2019 between Florida Tenant and Clematis Landlord.

4.	Lease dated October 1, 2019 between Florida Tenant and NE 2[n]d Landlord.

5.

Air Commercial Real Estate Association Standard Industrial/Commercial Single-Tenant Lease – Net dated June 21, 2017 between Wright Tenant and MMOF RE Santa Ana, LLC, a California limited liability company (“Original Wright Landlord”), as assigned by Original Landlord to Wright Landlord pursuant to Assignment and Assumption of Leases dated as of July 18, 2019, and amended by First Amendment to Lease effective January 18, 2019, between Wright Landlord and Wright Tenant.

6.	Retail Lease dated March 8, 2019 between Highland Tenant and Highland Landlord.

7.	Retail Lease dated January 31, 2019 between Erie Tenant and Erie Landlord.

8.	Lease dated September 23, 2019 between Convoy Tenant and Convoy Landlord.

9.	Retail Lease dated April 18, 2019 between Florida Tenant and San Jose Landlord.

10.	Industrial Lease dated January 25, 2019 between Truckee Tenant and Truckee Landlord.

11.	Industrial Lease dated March 11, 2019 between Morongo Tenant and Morongo Landlord.

12.	Lease dated September 24, 2019 between Florida Tenant and Eustis Landlord.

Schedule 3

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SCHEDULE 4

ADDITIONAL LANDLORDS

1.	LCR 1308-1312 Abbot Kinney, LLC, a Delaware limited liability company	1308-1312 Abbot Kinney Boulevard, Venice, California 90291
2.	LCR 823 South 3RD ST, LLC, a Delaware limited liability company	823 South 3rd Street, Las Vegas, Nevada 89101

Schedule 4

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JOINDER

The undersigned ( “Guarantor”), being the guarantor of the performance of the obligations of the tenants (“Tenants”) under the leases (“Leases”) set forth in Schedule 3 of the Master Lease Agreement to which this Joinder is attached (the “Master Lease”), which guaranty obligations are set forth in those certain guaranty agreements executed and delivered by Guarantor and attached to such Leases (the “Guaranty Agreements”), executes this Joinder for the purpose of consenting to (a) the execution, delivery and performance of the Master Lease by Tenants, and (b) the modification of the Leases pursuant to the terms and provisions of the Master Lease. Guarantor reaffirms all of the covenants and obligations of such Guarantor under the Guaranty Agreements, which Guarantor agrees shall continue in full force and effect and are hereby ratified by Guarantor.

GUARANTOR:

MM ENTERPRISES USA, LLC, a Delaware limited liability company

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	CEO

[JOINDER OF LEASE GUARANTOR]

FIRST AMENDMENT TO MASTER LEASE AGREEMENT

This FIRST AMENDMENT TO MASTER LEASE AGREEMENT (this “Amendment”) is made effective January 30, 2020 (the “Effective Date”) by and between “Landlords” and “Tenants” (as such terms are defined in the Master Lease Agreement, defined below). This Amendment is made with reference to the following facts:

A. Landlords and Tenants are parties to that certain Master Lease Agreement dated as of November 25, 2019 (the “Master Lease Agreement”), pursuant to which Tenants lease from Landlords certain real property as more particularly described in the Master Lease Agreement (the “Leases”).

B. In accordance with Section 2.4 of the Master Lease Agreement, Landlords and Tenants have agreed to amend the Master Lease Agreement in order to include (i) AK II and 823 3rd St II (each as hereinafter defined) as additional “Landlords” under the Master Lease Agreement, (ii) VCF and MMOF (each as hereinafter defined) as additional “Tenants” under the Master Lease Agreement, and (iii) the Abbot Kinney Lease and the 823 South 3rd St Lease (each as hereinafter defined) as additional “Leases”, and the premises demised thereunder as additional “Premises”, under the Master Lease Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Recitals; Definitions. The recitals above are true and correct and are hereby incorporated into this Amendment. All capitalized terms used, but not defined herein, shall have the meaning assigned to such terms in the Master Lease Agreement.

2. 1308-1312 Abbot Kinney Blvd. Pursuant to that certain Assignment and Assumption Agreement of even date herewith, LCR 1308-1312 Abbot Kinney II, LLC, a Delaware limited liability company (“AK II”) has assumed all of the right title and interest of LCR 1308-1312 Abbot Kinney, LLC, a Delaware limited liability company (“AK I”) in and to that certain Retail Lease dated as of November 7, 2018 by and between AK I, as Lessor, and Venice Caregiver Foundation, Inc. (“VCF”), as Lessee (the “Abbot Kinney Lease”), concerning the real property located at 1308-1312 Abbot Kinney Boulevard, Venice, California. By execution and delivery of this Amendment, (a) AK II hereby agrees to be bound as a “Landlord” under the Master Lease Agreement, (b) VCF hereby agrees to be bound as a “Tenant” under the Master Lease Agreement, and (c) each of AK II, VCF and each of the other Landlords and Tenants under the Master Lease Agreement hereby agree that, effective as of the date of this Amendment, the terms (i) “Landlords” under the Master Lease Agreement shall include AK II, (ii) “Tenant” under the Master Lease Agreement shall include VCF, (iii) “Leases” under the Master Lease Agreement shall include the Abbot Kinney Lease and (iv) “Premises” under the Master Lease Agreement shall include the premises demised under the Abbot Kinney Lease.

3. 823 South 3rd St. Pursuant to that certain Assignment and Assumption Agreement of even date herewith, LCR 823 South 3rd St II, LLC, a Delaware limited liability company (“823 3rd St II”) has assumed all of the right title and interest of LCR 823 South 3rd St, LLC, a Delaware limited liability company (“823 3rd St I”) in and to that certain Retail Lease dated as of November 7, 2018 by and between 823 3rd St I, as Lessor, and MMOF Fremont Retail, Inc., a Nevada corporation (“MMOF”), as Lessee (the “823 South 3rd St Lease”), concerning the real property located at 823 South 3rd Street, Las Vegas, Nevada. By execution and delivery of this Amendment, (a) 823 3rd St II hereby agrees to be bound as a “Landlord” under the Master Lease Agreement, (b) MMOF hereby agrees to be bound as a “Tenant” under the Master Lease Agreement, and (c) each of 823 3rd St II, MMOF and each of the other Landlords and Tenants under the Master Lease Agreement hereby agree that, effective as of the date of this Amendment, the terms (i) “Landlords” under the Master Lease Agreement shall include 823 3rd St II, (ii) “Tenant” under the Master Lease Agreement shall include MMOF, (iii) “Leases” under the Master Lease Agreement shall include the 823 South 3rd St Lease and (iv) “Premises” under the Master Lease Agreement shall include the premises demised under the 823 South 3rd St Lease.

4. Amendments to Master Lease Agreement Schedules. Landlords and Tenants now hereby agree to (i) replace Schedule 1 to the Master Lease Agreement with Schedule 1-A attached hereto in order to designate each of AK II and 823 3rd St II as a “Landlord” under the Master Lease Agreement, (ii) replace Schedule 2 to the Master Lease Agreement with Schedule 2-A attached hereto in order to designate each of VCF and MMOF as a “Tenant” under the Master Lease Agreement, and (iii) replace Schedule 3 to the Master Lease Agreement with Schedule 3-A attached hereto in order to designate each of the Abbot Kinney Lease and the 923 South 3rd Street Lease as a “Lease” under the Master Lease Agreement.

5. Ratification of Lease. Except as modified and amended by this Amendment, all of the terms, covenants and conditions of the Master Lease Agreement are hereby ratified and confirmed and shall continue to be and remain in full force and effect throughout the remainder of the term thereof. Where the terms of the Master Lease Agreement and the terms of this Amendment conflict, the terms of this Amendment shall govern.

6. Miscellaneous.

a. Binding Effect. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective, legal representatives, successors and assigns.

b. Governing Law. This Amendment shall be construed and enforced with respect to each additional premises outlined above, in accordance with the governing law expressly stated in the applicable lease, and if no governing law is expressly stated, the internal laws of the state which such premises are located without regard to principals or conflicts of law. To the extent that a dispute arising out of or related to this Amendment involves multiple premises located in different states, the laws of the State of Delaware shall apply, without regard to choice of law principles.

c. Authority. Each party hereto represents and warrants that (i) such party has the requisite authority and power to enter into and perform this Amendment, (ii) the execution and performance by such party of this Amendment has been duly authorized by all necessary action of such party and (iii) this Amendment has been duly executed and delivered by such party, and constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

d. Counterparts. This Amendment may be executed in one or more counterparts for the convenience of the parties, each of which shall be deemed an original and all of which together will constitute one and the same instrument. PDF signatures shall be treated as original signatures for all purposes hereunder.

e. Additional Representations.

(i) Each Tenant represents and warrants that each of the respective representations and warranties applicable to such Tenant set forth in clauses (ii) and (iii) of Section 6.6(a) of the Master Lease Agreement are true and correct in all material respects as of the date hereof.

(ii) Each Landlord represents and warrants that each of the respective representations and warranties applicable to such Landlord set forth in Section 6.6(b) of the Master Lease Agreement are true and correct in all material respects as of the date hereof.

(iii) VCF and MMOF hereby represent and warrant that the promissory notes attached as “Exhibit B” to each of Abbot Kinney Lease and the 823 South 3rd St Lease to which each is a party, and all of the respective obligations of VCF and MMOF thereunder, remain in full force and effect.

[END OF THIS PAGE; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

LANDLORDS:

LCR 106-110 SOUTH ROBERTSON, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 410-416 LINCOLN, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 37 CLEMATIS STREET, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 2009 NE 2ND, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 2141 WRIGHT, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 3025 HIGHLAND, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 3180 ERIE BOULEVARD EAST, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 5125 CONVOY, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 11190 SAN JOSE, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 12000 TRUCKEE CANYON, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 13300 LITTLE MORONGO, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 25540 COUNTY ROAD, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 1308-1312 ABBOT KINNEY II, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 823 SOUTH 3RD ST II, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

TENANTS: MME CYON RETAIL, INC., a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

THE COMPASSION NETWORK, a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

MME FLORIDA, LLC, a Florida limited liability company

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

THE SOURCE SANTA ANA, a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

MMOF VEGAS RETAIL 2, INC., a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

MEDMEN NY, INC., a New York corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

MMOF SAN DIEGO RETAIL, INC., a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

MMNV2 HOLDINGS I, LLC, a Nevada limited liability company

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

DESERT HOT SPRINGS GREEN HORIZONS, INC., a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

VENICE CAREGIVER FOUNDATION, INC., a California corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

MMOF FREMONT RETAIL, INC., a Nevada corporation

By:	/s/ Adam Bierman
Name:	Adam Bierman
Title:	Authorized Signatory

JOINDER

The undersigned, each being a “Guarantor” under the “Leases” set forth on Schedule 3-A of the First Amendment to Master Lease Agreement (the “Amendment”) to which this Joinder is attached, executes this Joinder for the purpose of consenting to the execution, delivery and performance by each of the Tenants (as defined in the Amendment) of the Master Lease Agreement (as defined in the Amendment), the Amendment and all of the respective terms and provisions thereof. Each Guarantor represents and warrants that each respective Guaranty with respect to the Leases to which such Guarantor is a party is in full force and effect as of the date of the Amendment. Each Guarantor acknowledges that such Guarantor will, directly or indirectly, derive financial or other benefits from the Master Lease Agreement and the Amendment, and that Guarantor’s execution and delivery of this Joinder is a material inducement to the Landlords (as defined in the Amendment) to execute and deliver the Amendment.

GUARANTORS:

MM ENTERPRISES USA, LLC, a Delaware limited liability company

By:	By: MM CAN USA, Inc. a California corporation, its Manager

	By:	/s/ Adam Bierman
	Name:	Adam Bierman
	Title:	CEO

MEDMEN OPPORTUNITY FUND II, LP, a Delaware limited partnership

By:	MMOF GP II, LLC a Delaware limited liability company, its General Partner

	By:	/s/ Adam Bierman
	Name:	Adam Bierman
	Title:	Authorized Signatory

SCHEDULE 1-A

TENANTS

1.	MME CYON Retail, Inc., a California corporation (“Robertson Tenant”).

2.	The Compassion Network, a California corporation (“Lincoln Tenant”).

3.	MME Florida, LLC, a Florida limited liability company (“Florida Tenant”).

4.	The Source Santa Ana, a California corporation (“Wright Tenant”).

5.	MMOF Vegas Retail 2, Inc., a Nevada corporation (“Highland Tenant”).

6.	Medmen NY, Inc., a New York corporation (“Erie Tenant”).

7.	MMOF San Diego Retail, Inc., a California corporation (“Convoy Tenant”).

8.	MMNV2 Holdings I, LLC, a Nevada limited liability company (“Truckee Tenant”).

9.	Desert Hot Springs Green Horizons, Inc., a California corporation (“Morongo Tenant”).

10.	Venice Caregiver Foundation, Inc., a California corporation (“Abbot Kinney Tenant”).

11.	MMOF Fremont Retail, Inc., a Nevada corporation (“823 S 3rd St Tenant”).

SCHEDULE 2-A

LANDLORDS

1.	LCR 106-120 South Robertson, LLC, a Delaware limited liability company (“Robertson Landlord”).

2.	LCR 410-416 Lincoln, LLC, a Delaware limited liability company (“Lincoln Landlord”).

3.	LCR 37 Clematis, LLC, a Delaware limited liability company (“Clematis Landlord”).

4.	LCR 2009 NE 2ND, LLC, a Delaware limited liability company (“NE 2nd Landlord”).

5.	LCR 2141 Wright, LLC, a Delaware limited liability company (“Wright Landlord”).

6.	LCR 3025 Highland, LLC, a Delaware limited liability company (“Highland Landlord”).

7.	LCR 3180 Erie Boulevard East, LLC, a Delaware limited liability company (“Erie Landlord”).

8.	LCR 5125 Convoy, LLC, a Delaware limited liability company (“Convoy Landlord”).

9.	LCR 11190 San Jose, LLC, a Delaware limited liability company (“San Jose Landlord”).

10.	LCR 12000 Truckee Canyon, LLC, a Delaware limited liability company (“Truckee Landlord”).

11.	LCR 13300 Little Morongo, LLC, a Delaware limited liability company (“Morongo Landlord”).

12.	LCR 25540 County Road, LLC, a Delaware limited liability company (“Eustis Landlord”).

13.	LCR 1308-1312 Abbot Kinney II, LLC, a Delaware limited liability company (“Abbot Kinney Landlord”).

14.	LCR 823 South 3rd St II, LLC, a Delaware limited liability company (“823 S 3rd St Landlord”).

SCHEDULE 3-A

LEASES

1.	Retail Lease dated January 18, 2019 between Robertson Tenant and Robertson Landlord.

2.	Retail Lease dated January 18, 2019 between Lincoln Tenant and Lincoln Landlord.

3.	Lease dated August 28, 2019 between Florida Tenant and Clematis Landlord.

4.	Lease dated October 1, 2019 between Florida Tenant and NE 2[n]d Landlord.

5.

Air Commercial Real Estate Association Standard Industrial/Commercial Single-Tenant Lease – Net dated June 21, 2017 between Wright Tenant and MMOF RE Santa Ana, LLC, a California limited liability company (“Original Wright Landlord”), as assigned by Original Wright Landlord to Wright Landlord pursuant to Assignment and Assumption of Leases dated as of July 18, 2019, and amended by First Amendment to Lease effective January 18, 2019, between Wright Landlord and Wright Tenant.

6.	Retail Lease dated March 8, 2019 between Highland Tenant and Highland Landlord.

7.	Retail Lease dated January 31, 2019 between Erie Tenant and Erie Landlord.

8.	Lease dated September 23, 2019 between Convoy Tenant and Convoy Landlord.

9.	Retail Lease dated April 18, 2019 between Florida Tenant and San Jose Landlord.

10.	Industrial Lease dated January 25, 2019 between Truckee Tenant and Truckee Landlord.

11.	Industrial Lease dated March 11, 2019 between Morongo Tenant and Morongo Landlord.

12.	Lease dated September 24, 2019 between Florida Tenant and Eustis Landlord.

13.	Retail Lease dated November 7, 2018 between Abbot Kinney Tenant and Abbot Kinney Landlord.

14.	Retail Lease dated November 7, 2018 between 823 S 3rd St Tenant and 823 S 3rd St Landlord.

SECOND AMENDMENT TO MASTER LEASE AGREEMENT

This SECOND AMENDMENT TO MASTER LEASE AGREEMENT (this “Amendment”) is made effective July 2, 2020 (the “Effective Date”) by and between “Landlords” (set forth on Schedule 2-A) and “Tenants” (as set forth on Schedule 1-A). This Amendment is made with reference to the following facts:

A. Each Landlord and each Tenant is a party to one or more of those certain leases set forth on Schedule 3-A annexed hereto and made a part hereof (each such lease, a “Lease”, and collectively, the “Leases”), pursuant to which each applicable Tenant leases from each applicable Landlord the premises described in each such Lease (each such premises, a “Premises”), pursuant to the terms and subject to the limitations and conditions set forth in the applicable Lease.

B. Landlords and Tenants are parties to that certain Master Lease Agreement dated as of November 25, 2019 (the “Original Master Lease Agreement”), as amended by that certain First Amendment to Master Lease Agreement dated January 30, 2020 (the “First Amendment to Master Lease Agreement”, and together with the Original Master Lease Agreement, collectively, the “Master Lease Agreement”), pursuant to which Tenants lease from Landlords the Premises.

C. Pursuant to (i) that certain Promissory Note dated November 7, 2018 made by Abbot Kinney Tenant (as defined on Schedule 1 to the Master Lease) to Abbot Kinney Landlord (as defined on Schedule 2 to the Master Lease) (the “Abbot Kinney Note”), and (ii) that certain Promissory Note dated November 7, 2018 made by 823 S 3rd St Tenant (as defined on Schedule 1 to the Master Lease) to 823 S 3rd St Landlord (as defined on Schedule 2 to the Master Lease) (the “823 S 3rd St Note”, and together with the Abbot Kinney Note, collectively, the “TI Loan Notes”), Abbot Kinney Tenant agreed to repay to Abbot Kinney Landlord, and 823 S 3rd St Tenant agreed to repay to 823 S 3rd St Landlord, certain amounts loaned by Abbot Kinney Landlord to Abbot Kinney Tenant and by 823 S 3rd St Landlord to 823 S 3rd St Tenant for payment of tenant improvement costs.

D. Landlords, Tenants, MM Enterprises USA, LLC, a Delaware limited liability company (“MM Enterprises”) and Medmen Opportunity Fund II, LP, a Delaware limited partnership (“Medmen Fund II”, and together with MM Enterprises, collectively “Guarantors” and each individually a “Guarantor”) are party to that certain Forbearance Agreement dated as of April 15, 2020, as amended by that certain First Amendment to Forbearance Agreement dated as of May 31, 2020 (collectively, the “Forbearance Agreement”).

E. The Forbearance Agreement has terminated, and Tenants have requested that Landlords modify certain of the Landlords and the Tenants obligations under the Master Lease. Terms used herein as defined in the Forbearance Agreement shall have the meaning set forth in the Forbearance Agreement notwithstanding that the Forbearance Agreement has terminated.

F. Solely as an accommodation to Tenants and without any obligation to do so, Landlords are willing to modify certain terms of the Master Lease, but solely on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto each hereby agree as set forth in this Amendment.

1.

Recitals; Definitions. The recitals above are true and correct and are hereby incorporated into this Amendment. All capitalized terms used, but not defined herein, shall have the meaning assigned to such terms in the Master Lease Agreement (as amended by this Amendment).

2.	Rent. Section 2.2 of the Master Lease is hereby deleted in its entirety and replaced with the following:

“(a) For the period commencing on July 1, 2020 until July 1, 2023 (the “Deferral Period”), each Tenant shall pay to the Landlord under the Lease to which such Tenant is a party Base Rent (as defined in each Lease) in an amount set forth on a statement delivered by Landlords to Tenants before the date that such Base Rent is due and payable, which Base Rent shall be calculated as the Base Rent otherwise due under the terms of the applicable Lease, less the “Deferred Rent” for such month as set forth on Schedule 4 (such “Deferred Rent” amount, the “Deferred Rent Amount”).

(b) In the event that any time during the Deferral Period 26 U.S. Code § 280E (“Section 280E”) is amended and such amendment permits a deduction or credit by all Tenants or MedMen Parent for expenses incurred during the taxable year in carrying each Tenant’s or MedMen Parent’s business in a manner consistent with the treatment of such expenses generally enjoyed by other United States businesses under the Internal Revenue Code of 1986, as amended (the “Code”), or in the event of any other amendment to the Code or other federal law, rule or regulation with respect to Section 280E that results in a reduction, suspension or termination of any deferral of payments of interest, principal or other amounts due with respect to the Hankey Loan (as hereinafter defined) or the Gotham Loan (as hereinafter defined) (in any such case, a “280E Amendment”), then commencing on the first day of the month immediately following the effectiveness of such 280E Amendment until the end of the Deferral Period, the Deferred Rent Amount for each month shall be reduced by an amount equal to the greater of (i) fifty percent (50%) of the monthly “Deferred Amount” for such month set forth on Schedule 4 and (ii) an amount equal to the quarterly positive cash flow of MedMen Enterprises Inc., a company incorporated under the laws of the Province of British Columbia (“MedMen Parent”), reasonably calculated after the end of each quarter by Landlords (based on the quarterly financial statements provided by Tenants pursuant to Section 6.8) as the free cash flow, if any, of all of MedMen Parent’s cash revenues less all of MedMen Parent’s cash expenses for such quarter; provided that, for purposes of the foregoing clause (ii), “expenses” shall, for the avoidance of doubt, include all cash expenditures, including capital expenditures for routine repairs and replacements but excluding non-recurring or extraordinary capital expenditures, but shall not include any interest, principal, fees, deposits, premiums or late charges payable at any time with respect to any indebtedness evidenced or governed by (a) that certain Senior Secured Commercial Loan Agreement dated as of October 1, 2018 (as amended), between Hankey Capital, LLC and MM Can USA, Inc. (the “Hankey Loan”), or (b) that certain Amended and Restated Securities Purchase Agreement dated as of March 27, 2020 (as amended), among MedMen Enterprises Inc., the “Credit Parties” as defined therein, and Gotham Green Admin 1, LLC, a Collateral Agent (the “Gotham Loan”). Attached hereto as Schedule 6, for illustrative purposes only, is a sample calculation of monthly positive cash flow.

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(c) During the Deferral Period, other than the Deferred Rent Amount which shall be paid as described in Section 2(a) above, each Tenant shall pay to the Landlord under the Lease to which such Tenant is a party all other “Rent”, “Ground Rent” and “Additional Rent” (as each term is defined in the Leases) due and payable to such Tenant’s Landlord at the times and in the manner required pursuant to the terms and provisions set forth in such Lease, including, without limitation: (i) insurance payments; (ii) real estate taxes; (iii) subject to and without waiver of Section 8 of the Second Amendment to the Master Lease, all amounts that come due under contracts for labor or materials provided with respect to the construction of improvements at any of the Premises by or on behalf of such Tenant, and any other payments necessary to prevent the attachment of liens or encumbrances to any of the Premises; (iv) subject to and without waiver of Section 3 of the Second Amendment to the Master Lease, all payments to the Landlord in respect of ground rent for a ground lease at the Premises; and (v) all payments to the Landlord in respect to capital expenditure, work allowance or other advances made by such Landlord.

(d) On or before the last day of the Deferral Period, Tenants shall pay to Landlords the final payment of Deferred Rent Amount set forth on Schedule 4. Upon expiration of the Deferral Period, for the remainder of the term of each Lease, each Tenant shall pay to the Landlord the Base Rent as set forth in each Tenant’s Lease, together with all other payments to be made to Landlord by such Tenant under the Lease to which such Tenant is a party, at the time and in the manner required pursuant to the terms and provisions set forth in such Lease.

(e) In the event that during the Deferral Period any “Breach” (as defined in the Leases) occurs under any of the Leases (including, without limitation, any Breach arising under any of the Leases as a result of any Rent Default (as hereinafter defined), TI Loan Note Default (as hereinafter defined), MedMen Lender Default (as hereinafter defined) or other default by Tenants under this Master Lease after the expiration of any applicable cure periods set forth in this Master Lease), then, in addition to all rights and remedies of Landlords as set forth in this Master Lease and the Leases, (i) each Tenant shall immediately pay to each Landlord funds equal to the “Cumulative Deferred Amount” forth on Schedule 4 as of the date of such Breach and (ii) to the extent the Landlords do not elect to terminate the Leases in accordance with the terms thereof, from and after the date of such Breach until the expiration of the term or earlier termination of each the Leases, the Base Rent payable under each Lease shall be as set forth in the Lease, and Schedule 4 shall be null and void.

(f) For the avoidance of doubt, all payments due under this Master Lease, including payments of Base Rent, Deferred Rent and Additional Rent, as well as all amounts payable under Section 4 of that certain Second Amendment to Master Lease Agreement dated as of July 2, 2020 among Tenants, Guarantors (as hereinafter defined) and Landlord (the “Second Amendment to Master Lease”), are intended to be allocable to those periods in which such payments are payable for purposes of Section 467 of the Internal Revenue Code of 1986, as amended. The parties by entering into this Master Lease agree to treat all such payments consistently with this Section 2.2(f) for all tax reporting and accrual purposes.”

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3.	Mustang and DHS Leases.

a)	The parties agree that (i) Truckee Tenant will use commercially reasonable efforts to continue to pursue a sublease of that certain Industrial Lease dated January 25, 2019 between Truckee Tenant and Truckee Landlord (the “Mustang Lease”) and (ii) Morongo Tenant will use commercially reasonable efforts to continue to pursue a sublease of that certain Industrial Lease dated March 11, 2019 between Morongo Tenant and Morongo Landlord (the “DHS Lease”). Any sublease of the Premises subject to the Mustang Lease and the Premises subject to the DHS Lease shall be subject to the approval of Truckee Landlord and Morongo Landlord, as applicable, in accordance with the terms of the Mustang Lease and the DHS Lease (each such sublease, an “Approved Sublease”). Truckee Landlord and Morongo Landlord hereby agree to fund up to $600,000 in total for tenant improvements to be performed under the Approved Subleases, subject to the terms and conditions set forth in the Approved Subleases. In no event shall Truckee Landlord, Morongo Landlord, or any other party be obligated to fund in excess of $600,000 for tenant improvements or any other credit, concession or allowance in connection with Approved Subleases, and Truckee Landlord and Morongo Landlord may withhold their consent in their sole discretion to any rent credit, concession or other allowance in excess of $600,000 in the total provided in any subleases for the Premises demised under the Mustang Lease and the DHS Lease. The Ground Rent (as defined in each such Lease) that Truckee Tenant and Morongo Tenant shall pay to Truckee Landlord and Morongo Landlord under the Mustang Lease and the DHS Lease from the Effective Date until July 2, 2021, shall collectively be reduced each month by $200,000 (the “Cultivation Additional Deferral Amount”), which Cultivation Additional Deferral Amount shall be reduced each month by (i) the amount of any reduction in the monthly Ground Rent (as defined in the Mustang Lease and the DHS Lease) payable by Truckee Tenant and Morongo Tenant for such month in accordance with the terms of Section 3(b) below and (ii) the amount of base rent payable for such month under any Approved Subleases under which the subtenant thereunder has commenced paying rent.

b)	Truckee Tenant will use commercially reasonable efforts to obtain reductions in ground rent (the “Mustang Ground Rent”) payable by Truckee Landlord under the “Ground Lease” as defined in the Mustang Lease (herein the “Mustang Ground Lease”). Morongo Tenant will use commercially reasonable efforts to obtain reductions in ground rent (the “DHS Ground Rent”) payable by Morongo Landlord under the “Ground Lease” as defined in the DHS Lease (herein the “DHS Ground Lease”). Truckee Tenant and Morongo Tenant shall keep Truckee Landlord and Morongo Landlord reasonably apprised of Truckee Tenant and Morongo Tenant’s negotiations to reduce the Mustang Ground Rent and DHS Ground Rent, and shall deliver to Truckee Landlord and Morongo Landlord written updates of such negotiations no less than once every month. The monthly Ground Rent (as defined in the Mustang Lease) payable by Truckee Tenant to Truckee Landlord under the Mustang Lease shall be reduced for any month in an amount equal to the permanent and unconditional reduction (and not deferral) in Mustang Ground Rent for such month as set forth in any amendment to the Mustang Ground Lease. The monthly Ground Rent (as defined in the DHS Lease) payable by Morongo Tenant to Morongo Landlord under the DHS Lease shall be reduced for any month in an amount equal to the monthly permanent and unconditional reduction (and not deferral) in DHS Ground Rent for such month as set forth in any amendment to the Mustang Ground Lease. Truckee Landlord and Morongo Landlord will reasonably cooperate with Truckee Tenant and Morongo Tenant in order to obtain permanent and unconditional reductions (and not deferrals) in the Mustang Ground Rent and the DHS Ground Rent; provided, in no event shall either Truckee Landlord or Morongo Landlord be obligated to increase its obligations or liabilities, decrease its rights under the Mustang Ground Lease or the DHS Ground Lease, as applicable, nor shall Truckee Landlord or Morongo Landlord be obligated to agree to any other modification of the Mustang Ground Lease or the DHS Ground Lease. Any amendment to the Mustang Ground Lease or the DHS Ground Lease shall be subject to the approval of Truckee Landlord and Morongo Landlord in their sole discretion.

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4.	Payment of Deferred Amounts under Forbearance Agreement. Landlords and Tenants agree that as of the Effective Date, Tenants have $_________ due and owing with respect to the Deferred Amounts (as defined in the Forbearance Agreement) (the “Outstanding Deferred Amounts”) Tenants shall pay to Landlords the Outstanding Deferred Amounts, plus interest accrued thereon, in the monthly installments in the amounts set forth on Schedule 5. Notwithstanding the foregoing, in the event that any Breach occurs under any of the Leases (including, without limitation, any Breach arising under any of the Leases as a result of any Rent Default, TI Loan Note Default, MedMen Lender Default or other default by Tenants under this Master Lease after the expiration of any applicable cure periods set forth in this Master Lease), payments of all Outstanding Deferred Amounts shall be immediately due and payable in accordance with Section 2.2(e) of the Master Lease Agreement (as amended by this Amendment).

5.	Business Interruption Insurance; Property Damage Claims. For good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Tenant hereby assigns, conveys and transfers to the Landlord under such Tenant’s Lease all of such Tenant’s right, title, and interest in and to all proceeds from business interruption, business coverage or other similar insurance claims arising from events occurring prior to the Effective Date and received by such Tenant under any insurance policy now or hereafter held by such Tenant (the “Transferred Proceeds”). In addition to each Tenant’s obligations with respect to insurance as set forth in each Lease, each Tenant shall use commercially reasonable efforts to pursue all claims for (i) business interruption under any business interruption or coverage or other similar insurance held by such Tenant in connection with such Tenant’s closing for business at Premises as a result of riots or protests occurring in June, 2020 and (ii) any insurance claims for property damage incurred to any Premises in connection with any riots or protests occurring in June, 2020. To the extent not paid directly to Landlord, any Transferred Proceeds or proceeds from property insurance claims actually received by any Tenant, net of any deductibles actually paid by such Tenant, shall be delivered to such Tenant’s Landlord within five (5) business days after receipt by such Tenant. If the Tenant who receives such Transferred Proceeds or proceeds from property insurance claims fails to deliver such Transferred Proceeds or proceeds from property insurance claims to such Tenant’s Landlord within five (5) business days, such failure shall constitute a Breach by all of the Tenants under all of the Leases, and the Landlords shall have the right to (a) enforce any or all of the terms and provisions of each Lease against the Tenant under such Lease and (b) enforce all remedies of the Landlords under the terms and provisions of the Leases and the Master Lease Agreement (as amended by this Amendment). The Transferred Proceeds received by any Landlord on any Lease shall be applied toward the Deferred Rent Amount that is outstanding at the time such payment is received by such Landlord, and any proceeds of property insurance claims shall be applied and disbursed by Landlord in accordance with the terms of the applicable Leases.

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6.	TI Loan Notes. From and after the Effective Date, Abbot Kinney Tenant shall repay to Abbot Kinney Landlord, and 823 S 3rd St Tenant shall to repay to 823 S 3rd St Landlord all amounts due and owing under the Abbot Kinney Note in accordance with the terms of the Abbot Kinney Note and the 823 S 3[r]d St. Note in accordance with the terms of the 823 S 3[r]d St Note. Abbot Kinney Tenant’s failure to pay amounts due and owing in accordance with the terms of the Abbot Kinney Note and 823 S 3[r]d Street Tenant’s failure to pay amounts due and owing in accordance with the terms of the 823 S 3[r]d St Note shall be a “TI Loan Note Default” under the Master Lease Agreement (as amended by this Amendment).

7.	Tenant Improvements/Allowances. Within five (5) business days after the Effective Date, subject to NE 2nd Landlord’s receipt of copies of invoices from JT Magen for work performed before the Effective Date at the Premises subject to the Lease between Florida Tenant and NE 2nd Landlord (the “Deerfield TI Work”), NE 2nd Landlord shall pay to JT Magen up to $200,000 for the Deerfield TI Work and such amount shall be added to Lessor’s Cost Basis (as defined in the Lease between Florida Tenant and NE 2[n]d Landlord). Landlords and Tenants agree that as of the Effective Date, any provision in any of the Leases setting forth (i) a work allowance or other allowance to be paid by any Landlord, (ii) any work to be performed by or on behalf of any Landlord or (iii) any other provision that provides for any Landlord paying for any work to be performed at any Premises (the “Tenant Improvement Provisions”) shall be null and void, and no Landlord shall be required to pay to any Tenant or any other party any funds in respect of any Tenant Improvement Provisions or to perform, or cause to be performed, any work in respect to any of the Premises; provided, however, that the foregoing shall not operate to waive the Landlords’ duties and obligations set forth in Section 2.3 and Section 14 of the Leases. After the Effective Date, Landlords and Tenants agree to negotiate in good faith amendments to the applicable Leases revising the Tenant Improvement Provisions; provided, in no event shall any Landlord be obligated to enter into any amendment or modification to any Lease requiring such Landlord to fund or perform any tenant improvement or capital improvements unless such modification is approved by such Landlord in its sole discretion. Notwithstanding the foregoing, the parties hereby agree that to the extent NE 2[n]d Landlord has performed the Required Improvement (as defined in the Forbearance Agreement) at the NE 2[n]d Premises (as defined in the Forbearance Agreement) pursuant to Section 16.2 of the Forbearance Agreement (the “Deerfield Landlord Work”), then NE 2nd Landlord shall, (i) at NE 2[n]d Landlord’s sole cost and expense, repair or replace any Deerfield Landlord Work that was defective at the time such Deerfield Landlord Work was completed by NE 2[n]d Landlord and (ii) indemnify, defend and hold harmless Florida Tenant from and against any claim arising from NE 2[n]d Landlord’s performance of the Deerfield Landlord Work.

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8.	Tenant Liens and Accounts Payables. On or before the date that is six (6) months after the Effective Date (i.e. January 2, 2021], Tenants shall (a) with respect to any liens and encumbrances (including, but not limited to, mechanic’s liens) on any of the Premises arising out of actual claims made by third parties against Tenants for unpaid and past due amounts (each, a “Tenant Lien”) existing as of the Effective Date in accordance with the terms of the Lease Documents, either (i) bond or discharge of record such Tenant Liens or (ii) enter into a written agreement with the claimant on each Tenant Lien to pay or otherwise satisfy the Tenant Lien, which written agreement shall be in form and substance reasonably satisfactory to Landlords in their reasonable discretion and (b) with respect to all accounts payable or amounts otherwise due for goods or services relating to the design or construction of Premises or are otherwise lienable by the payee thereunder if not paid when due, Tenants and any subsidiary or affiliate thereof (each, an “Accounts Payable”) outstanding and more than one hundred twenty (120) days past due as of the Effective Date (the “Aged Accounts Payable”), either (x) pay such Aged Accounts Payable in full or (y) or enter into a written agreement with the parties owed any Aged Accounts Payable as of such date, which written agreement shall be in form and substance acceptable to Landlords, and thereafter Tenants shall comply with such plan for payment of such Aged Accounts Payable. From and after the Effective Date, not later than three (3) business days after the later of the date that Tenant has actual knowledge of such Tenant Lien and the date a Tenant Lien is filed of record or otherwise arises (including, but not limited to, any Tenant Lien of which any of the Tenant Parties or Landlords receives notice or that appear in any title search) (each a “New Tenant Lien”), Tenants shall (x) provide written notice and a copy of such New Tenant Lien to the applicable Landlord, and (y) within twenty (20) days after the later of the date that Tenant has actual knowledge of such New Tenant Lien or the date that such New Tenant Lien is filed or record or otherwise arises, either bond or discharge of record such New Tenant Lien to the satisfaction of the applicable Landlord in its reasonable discretion. From and after the Effective Date, Tenants shall pay all Accounts Payable as and when they become due. Any failure by Tenants to comply with the provisions of this Section 8 with respect to any Tenant Lien or Aged Accounts Payable shall constitute a Breach by all of the Tenants under all of the Leases, and the Landlords shall have the right to (a) enforce any or all of the terms and provisions of each Lease against the Tenant under such Lease and (b) enforce all remedies of the Landlords under the terms and provisions of the Leases and the Master Lease Agreement (as amended by this Amendment). In addition, any failure by a Tenant to comply with the provisions of this Section 8 with respect to a New Tenant Lien that is not cured within five (5) business days after written notice from Landlord to Tenants shall constitute a Breach by all of the Tenants under all of the Leases, and the Landlords shall have the right to (a) enforce any or all of the terms and provisions of each Lease against the Tenant under such Lease and (b) enforce all remedies of the Landlords under the terms and provisions of the Leases and the Master Lease Agreement (as amended by this Amendment).

9.	Events of Default. Section 4.1 of the Master Lease is hereby amended by adding the following as (c) and (d) at the end thereof:

“(c) A TI Loan Note Default (as defined in the Second Amendment to Master Lease) shall constitute an event of default under this Master Lease if Abbot Kinney Tenant, 823 S 3rd St. Tenant or any other Tenant fails to cure such TI Loan Note Default within six (6) business days after written notice by Landlord to all Tenants under this Master Lease. With respect to any TI Loan Note Default, (i) provided that both the defaulting Tenant and each of the other Tenants is afforded the opportunity to cure such TI Loan Note Default within such six (6) business day period, and (ii) such TI Loan Note Default is not cured within such six (6) business day period, then, such TI Loan Note Default shall constitute a Breach by all of the Tenants under all of the Leases, and the Landlords shall have the right to (a) enforce any or all of the terms and provisions of each Lease against the Tenant under such Lease and (b) enforce all remedies of the Landlords under the terms and provisions of the Leases and this Master Lease. Notwithstanding the foregoing, no Tenant’s liability under this Master Lease shall exceed an amount of liability that would render the obligations of such Tenant under this Master Lease subject to avoidance as fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law.

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(d) If Gotham Green Partners, Hankey Capital or any of their respective, successors, assigns, affiliates or any party that provides financing to refinance the Gotham Loan or the Hankey Loan (each a “MedMen Lender”) exercises any remedies (including any remedies set forth in any agreement, or available at law or in equity) with respect to such financing or other debt obligation or collateral, or if any default shall occur with respect to such financing or other debt obligation and such default has not been cured within any applicable notice or cure periods set forth in the applicable agreement with the MedMen Lender, in each case of such default or cure, as determined by the applicable MedMen Lender (each, a “MedMen Lender Default”), then, such MedMen Lender Default shall constitute a Breach by all of the Tenants under all of the Leases and shall constitute an event of default under this Master Lease, and the Landlords shall have the right to (a) enforce any or all of the terms and provisions of each Lease against the Tenant under such Lease and (b) enforce all remedies of the Landlords under the terms and provisions of the Leases and this Master Lease. Notwithstanding the foregoing, no Tenant’s liability under this Master Lease shall exceed an amount of liability that would render the obligations of such Tenant under this Master Lease subject to avoidance as fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law.”

10.	Financial Reporting. The following is hereby added to the Master Lease Agreement as Section 6.8 thereof:

“6.8 Financial Reporting. At all times during the term of the Master Lease, Tenants, MM Enterprises USA, LLC, a Delaware limited liability company (“MM Enterprises”) and Medmen Opportunity Fund II, LP, a Delaware limited partnership (“Medmen Fund II”, and together with MM Enterprises, collectively “Guarantors” and each individually a “Guarantor”) shall deliver to Landlords the following, provided however that all information provided pursuant to this section shall be subject to the terms and provisions of Section 6.8(f) and provided further that in the event of any assignment of any of the Leases, the Tenant of such Lease(s) shall be relieved from the requirements of this section

(a) Cash Flow Forecast. Within five (5) business days after the date of the Second Amendment to Master Lease, Tenants shall deliver a detailed 13-week cash flow forecast, with detailed line-item backup of individual cash flow items, in form reasonably acceptable to Landlords, and updated 13-week cash flow statements (with reconciliation) on a weekly basis thereafter

(b) Monthly Statements. Not later than sixty (60) days after the end of each calendar month, Tenants shall deliver to Landlords profit and loss statements (including sales reports) for each of the Premises as of the end of the preceding calendar month in form reasonably approved by Landlords from time to time.

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(c) Quarterly Statements. Not later than sixty (60) days after the end of each calendar quarter, Tenants, Guarantors and, following the effectiveness of a 280E Amendment until the end of the Deferral Period, MedMen Parent, shall deliver to Landlords the quarterly operating statements (prepared against the operating budget for such calendar year), balance sheets and profit and loss statements for each Tenant and Guarantor as of the end of the preceding calendar quarter in form reasonably approved by Landlords from time to time. Notwithstanding the foregoing, MedMen Fund II shall not be required to provide a comparison against an operating budget in its operating statements.

(d) Annual Statements. Not later than one hundred eighty (180) days after the end of each calendar year (except that, Tenants and Guarantors shall deliver to Landlords the annual operating statements (prepared against the operating budget for the preceding calendar year), balance sheets and profit and loss statements for each Tenant and Guarantor as of the end of the preceding calendar year in form reasonably approved by Landlords from time to time. Notwithstanding the foregoing, MedMen Fund II shall not be required to provide a comparison against an operating budget in its operating statements. In addition, Tenants and MM Enterprises shall promptly after the end of each calendar year (but not later than thirty (30) days thereafter) deliver to Landlords a comprehensive business plan for MedMen Parent for the following calendar year in form reasonably acceptable to Landlords; such business plan shall include, but shall not be limited to, a detailed plan to transition to a cash flow positive business, a schedule of anticipated new store and market launches, all capital expenditure requirements to fund the growth of the business, and a schedule of cost-savings initiatives currently underway and planned, including reasonable detail on the expected nature and amount of savings and which personnel are responsible for delivering such savings.

(e) Other Statements and Reports. In addition to the financial statements and reports listed above in this Section 6.8, Tenants and Guarantors shall also promptly furnish or cause to be furnished to Landlords, (i) within thirty (30) days following Landlords’ commercially reasonable written request, any other financial reports or statements of Tenants and Guarantors or any copy of any other document, any permit, license or approval issued by any governmental authority with respect to such Premises or the operation of the applicable Tenant’s business thereon, in each case as reasonably requested by Landlord from time to time, and (ii) within five (5) business days after delivery thereof to any creditors of Tenants, Guarantors, MedMen Parent or any subsidiary or affiliate thereof (other than Landlords) (“Medmen Creditors”), any reporting, analysis, business plans, models or forecasts provided by Tenants, Guarantors, MedMen Parent or any subsidiary or affiliate thereof to such Medmen Creditors.

(f) Confidentiality. All financial statements, reports and other information provided to Landlords pursuant to this Section 6.8 shall constitute “Confidential Information” as defined in that certain Non-Disclosure Agreement dated as of April 20, 2020 among Tenants, Guarantors and Landlords and shall be kept confidential by Landlords in accordance with the terms and provisions thereof.”

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11.	Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction in Landlord’s judgment of all of the following conditions precedent:

a)	Payment of June Rent. On or before the Effective Date, all Tenants shall have paid the “Rent” (as defined in each of the Leases), less the Deferred Amounts (as defined in the Forbearance Agreement), that were due to Landlords on June 1 under each of the Leases in accordance with the terms of the Leases.

b)	Warrants. Treehouse Real Estate Investment Trust, Inc., an affiliate of Landlords (“Treehouse”), shall have received that certain Class B Share Purchase Warrant, MedMen Enterprises, Inc., executed by MedMen Enterprises, Inc. (the “Warrant”), which Warrant entitles Treehouse to purchase, in whole or in part, up to 3,500,000 Class B Subordinate Voting Shares at $0.34 per share.

c)	MedMen Lender Modifications. Landlords shall have reviewed and approved in their sole discretion (i) an amendment to that certain Amended and Restated Securities Purchase Agreement dated March 27, 2020 (as amended), among MedMen Enterprises Inc., the “Credit Parties” as defined therein and Gotham Green Admin 1, LLC, together with any other documents entered into to effectuate such amendment (the “Gotham Amendment Documents”), and such Gotham Amendment Documents shall be entered into on the Effective Date and (ii) an amendment to that certain Senior Secured Commercial Loan Agreement dated as of April 8, 2019 (as amended), between MM Can USA, Inc. and Hankey Capital, LLC, together with any other documents entered into to effectuate such amendment (the “Hankey Amendment Documents”), and such Hankey Amendment Documents shall be entered into on the Effective Date. Provided that the Gotham Amendment Documents and the Hankey Amendment Documents are consistent with the term sheets previously delivered to Landlords, Landlords’ approval of the Gotham Amendment Documents and the Hankey Amendment Documents shall not be unreasonably withheld, conditioned or delayed.

12.	Ratification of Lease. Except as modified and amended by this Amendment, all of the terms, covenants and conditions of the Master Lease Agreement are hereby ratified and confirmed and shall continue to be and remain in full force and effect throughout the remainder of the term thereof. Where the terms of the Master Lease Agreement and the terms of this Amendment conflict, the terms of this Amendment shall govern.

13.	Miscellaneous.

a)	Binding Effect. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective, legal representatives, successors and assigns.

b)	Governing Law. This Amendment shall be construed and enforced with respect to each additional premises outlined above, in accordance with the governing law expressly stated in the applicable lease, and if no governing law is expressly stated, the internal laws of the state which such premises are located without regard to principals or conflicts of law. To the extent that a dispute arising out of or related to this Amendment involves multiple premises located in different states, the laws of the State of Delaware shall apply, without regard to choice of law principles.

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c)	Authority. Each party hereto represents and warrants that (i) such party has the requisite authority and power to enter into and perform this Amendment, (ii) the execution and performance by such party of this Amendment has been duly authorized by all necessary action of such party and (iii) this Amendment has been duly executed and delivered by such party, and constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

d)	Counterparts. This Amendment may be executed in one or more counterparts for the convenience of the parties, each of which shall be deemed an original and all of which together will constitute one and the same instrument. PDF signatures shall be treated as original signatures for all purposes hereunder.

e)	Additional Representations.

(i) Each Tenant hereby represents and warrants as of the date hereof that (i) the Master Lease Agreement, as amended by this Amendment, and the terms and provisions of the Lease to which such Tenant is a party are in full force and effect, and (ii) to such Tenant’s actual and conscious knowledge without inquiry or reasonable investigation (but excluding any constructive knowledge), there exists no default, or any event that with the giving of notice or the passage of time, or both, could reasonably be expected to give rise to any default, in the performance by the applicable Landlord under the Lease to which such Tenant is a party.

(ii) Each Landlord hereby represents and warrants as of the date hereof that to such Landlord’s actual and conscious knowledge without inquiry or reasonable investigation (but excluding any constructive knowledge), there exists no default, or any event that with the giving of notice or the passage of time, or both, could reasonably be expected to give rise to any default, in the performance by the applicable Tenant under the Lease to which such Landlord is a party.

(iii) Abbot Kinney Landlord acknowledges that the certain Guaranty of Lease dated as of November 7, 2018 by Medmen Fund II in favor of Abbot Kinney Landlord is a guaranty of the obligations solely with respect to Abbot Kinney Lease.

(f) Notwithstanding anything contained in Section 6.7 of the Master Lease is hereby deleted in its entirety and replaced with the following:

“6.7 Notices. Notwithstanding anything contained in any Lease or any guaranty of any Lease executed and delivered by any Guarantor (each a “Guaranty”), all notices to be delivered to any Tenant, Landlord or Guarantor under this Master Lease, any Lease and any Guaranty shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first (1st) business day after receipted delivery to a courier service which guarantees next-business-day delivery, (c) on the third (3rd) business day after mailing, by registered or certified United States mail, postage prepaid, or (d) by email (provided, however, that a copy of any notice given by email shall also be sent within one (1) business day by mail or other manner of notice permitted by this paragraph), in any case to the appropriate party at its address set forth below. Any party may change such party’s address for notices or copies of notices by giving notice to the other parties in accordance with this Section 6.7.

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If to any Tenant or Guarantor (except MedMen Fund II):

c/o Medmen

10115 Jefferson Boulevard

Culver City, California 90232

Attention: [Intentionally Omitted]

Email: [Intentionally Omitted]

with a copy to:

Raines Feldman LLP

1800 Avenue of the Stars, 12th Floor

Los Angeles, California 90067

Attention: Andrew Raines, Esq.

Email: araines@raineslaw.com

If to MedMen Fund II:

MedMen Opportunity Fund II, LP

c/o Armanino LLP

11766 Wilshire Blvd, 9th Floor

Los Angeles, California 90025

Email: [Intentionally Omitted]

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with a copy to:

Orrick Herrington & Sutcliffe LLP

777 S. Figueroa St. #3200

Los Angeles, California 90017

Attn: Yong-Nam Jun

Email: yjun@orrick.com

If to any Landlord:

c/o Treehouse Real Estate Investment Trust, Inc.

111 S. Wacker Drive, Suite 3350

Chicago, Illinois 60606

Attention: [Intentionally Omitted]

Email: [Intentionally Omitted]

with a copy to:

Katten Muchin Rosenman LLP

100 Spectrum Center Drive, Suite 1050

Irvine, California 92618-4960

Attention: Craig A. Barbarosh, Esq.

Email: craig.barbarosh@katten.com”

[END OF THIS PAGE; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

LANDLORDS:

LCR 106-110 SOUTH ROBERTSON, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 410-416 LINCOLN, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

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LCR 37 CLEMATIS STREET, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 2009 NE 2ND, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

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LCR 2141 WRIGHT, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 3025 HIGHLAND, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

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LCR 3180 ERIE BOULEVARD EAST, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 5125 CONVOY, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

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LCR 11190 SAN JOSE, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 12000 TRUCKEE CANYON, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

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LCR 13300 LITTLE MORONGO, LLC, a Delaware limited liability company

By:	By: LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 25540 COUNTY ROAD, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

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LCR 1308-1312 ABBOT KINNEY II, LLC, a Delaware limited liability company

By:	By: LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

LCR 823 SOUTH 3RD ST II, LLC, a Delaware limited liability company

By:	LE CIRQUE ROUGE, LP a Delaware limited partnership Its: Sole Member

	By:	TREEHOUSE REAL ESTATE INVESTMENT TRUST, INC. a Maryland corporation Its: General Partner

		By:	/s/ Raymond J. Lewis
		Name:	Raymond J. Lewis
		Title:	Chief Executive Officer and President

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TENANTS: MME CYON RETAIL, INC., a California corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

THE COMPASSION NETWORK, a California corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

MME FLORIDA, LLC, a Florida limited liability company

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

THE SOURCE SANTA ANA, a California corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

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MMOF VEGAS RETAIL 2, INC., a California corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

MEDMEN NY, INC., a New York corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

MMOF SAN DIEGO RETAIL, INC., a California corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

MMNV2 HOLDINGS I, LLC, a Nevada limited liability company

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

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DESERT HOT SPRINGS GREEN HORIZONS, INC., a California corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

VENICE CAREGIVER FOUNDATION, INC., a California corporation

By:	/s/ Chris Ganan
Name:	Chris Ganan
Title:	Chief Executive Officer

MMOF FREMONT RETAIL, INC., a Nevada corporation

By:	/s/ Thomas J. Lynch
Name:	Thomas J. Lynch
Title:	Chief Executive Officer

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JOINDER

The undersigned, each being a “Guarantor” under the “Leases” set forth on Schedule 3-A of the Second Amendment to Master Lease Agreement (the “Amendment”) to which this Joinder is attached, executes this Joinder for the purpose of consenting to the execution, delivery and performance by each of the Tenants (as defined in the Amendment) of the Master Lease Agreement (as defined in the Amendment), the Amendment and all of the respective terms and provisions thereof. Each Guarantor represents and warrants that each respective Guaranty with respect to the Leases to which such Guarantor is a party is in full force and effect as of the date of the Amendment. Each Guarantor acknowledges that such Guarantor will, directly or indirectly, derive financial or other benefits from the Master Lease Agreement and the Amendment, and that Guarantor’s execution and delivery of this Joinder is a material inducement to the Landlords (as defined in the Amendment) to execute and deliver the Amendment.

GUARANTORS:

MM ENTERPRISES USA, LLC, a Delaware limited liability company

By:	MM CAN USA, Inc. a California corporation, its Manager

	By:	/s/ Thomas J. Lynch
	Name:	Thomas J. Lynch
	Title:	Chief Executive Officer

MEDMEN OPPORTUNITY FUND II, LP, a Delaware limited partnership

By:	MMOF GP II, LLC a Delaware limited liability company, its General Partner

	By:	/s/ Adam Bierman
	Name:	Adam Bierman
	Title:	Manager

SCHEDULE 1-A

TENANTS

1.	MME CYON Retail, Inc., a California corporation (“Robertson Tenant”).

2.	The Compassion Network, a California corporation (“Lincoln Tenant”).

3.	MME Florida, LLC, a Florida limited liability company (“Florida Tenant”).

4.	The Source Santa Ana, a California corporation (“Wright Tenant”).

5.	MMOF Vegas Retail 2, Inc., a Nevada corporation (“Highland Tenant”).

6.	Medmen NY, Inc., a New York corporation (“Erie Tenant”).

7.	MMOF San Diego Retail, Inc., a California corporation (“Convoy Tenant”).

8.	MMNV2 Holdings I, LLC, a Nevada limited liability company (“Truckee Tenant”).

9.	Desert Hot Springs Green Horizons, Inc., a California corporation (“Morongo Tenant”).

10.	Venice Caregiver Foundation, Inc., a California corporation (“Abbot Kinney Tenant”).

11.	MMOF Fremont Retail, Inc., a Nevada corporation (“823 S 3rd St Tenant”).

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SCHEDULE 2-A

LANDLORDS

1.	LCR 106-120 South Robertson, LLC, a Delaware limited liability company (“Robertson Landlord”).

2.	LCR 410-416 Lincoln, LLC, a Delaware limited liability company (“Lincoln Landlord”).

3.	LCR 37 Clematis, LLC, a Delaware limited liability company (“Clematis Landlord”).

4.	LCR 2009 NE 2ND, LLC, a Delaware limited liability company (“NE 2nd Landlord”).

5.	LCR 2141 Wright, LLC, a Delaware limited liability company (“Wright Landlord”).

6.	LCR 3025 Highland, LLC, a Delaware limited liability company (“Highland Landlord”).

7.	LCR 3180 Erie Boulevard East, LLC, a Delaware limited liability company (“Erie Landlord”).

8.	LCR 5125 Convoy, LLC, a Delaware limited liability company (“Convoy Landlord”).

9.	LCR 11190 San Jose, LLC, a Delaware limited liability company (“San Jose Landlord”).

10.	LCR 12000 Truckee Canyon, LLC, a Delaware limited liability company (“Truckee Landlord”).

11.	LCR 13300 Little Morongo, LLC, a Delaware limited liability company (“Morongo Landlord”).

12.	LCR 25540 County Road, LLC, a Delaware limited liability company (“Eustis Landlord”).

13.	LCR 1308-1312 Abbot Kinney II, LLC, a Delaware limited liability company (“Abbot Kinney Landlord”).

14.	LCR 823 South 3rd St II, LLC, a Delaware limited liability company (“823 S 3rd St Landlord”).

SCHEDULE 3-A

LEASES

1.	Retail Lease dated January 18, 2019 between Robertson Tenant and Robertson Landlord.

2.	Retail Lease dated January 18, 2019 between Lincoln Tenant and Lincoln Landlord.

3.	Lease dated August 28, 2019 between Florida Tenant and Clematis Landlord.

4.	Lease dated October 1, 2019 between Florida Tenant and NE 2[n]d Landlord.

5.	Air Commercial Real Estate Association Standard Industrial/Commercial Single- Tenant Lease – Net dated June 21, 2017 between Wright Tenant and MMOF RE Santa Ana, LLC, a California limited liability company (“Original Wright Landlord”), as assigned by Original Wright Landlord to Wright Landlord pursuant to Assignment and Assumption of Leases dated as of July 18, 2019, and amended by First Amendment to Lease effective January 18, 2019, between Wright Landlord and Wright Tenant.

6.	Retail Lease dated March 8, 2019 between Highland Tenant and Highland Landlord.

7.	Retail Lease dated January 31, 2019 between Erie Tenant and Erie Landlord.

8.	Lease dated September 23, 2019 between Convoy Tenant and Convoy Landlord.

9.	Retail Lease dated April 18, 2019 between Florida Tenant and San Jose Landlord.

10.	Industrial Lease dated January 25, 2019 between Truckee Tenant and Truckee Landlord.

11.	Industrial Lease dated March 11, 2019 between Morongo Tenant and Morongo Landlord.

12.	Lease dated September 24, 2019 between Florida Tenant and Eustis Landlord.

13.	Retail Lease dated November 7, 2018 between Abbot Kinney Tenant and Abbot Kinney Landlord.

14.	Retail Lease dated November 7, 2018 between 823 S 3rd St Tenant and 823 S 3rd St Landlord.